Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1580

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2015-4

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on November 3, 2015, holders of Exterran Holdings, Inc. ("EXH") shares received one share of Exterran Corporation ("EXTN") common stock for every two shares of EXH common stock held as of October 27, 2015. EXH has been renamed "Archrock, Inc." ("AROC") as part of this corporate action.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both AROC and EXTN.

Supplement Dated:   November 4, 2015